Exhibit 10.1

CONSENT AGREEMENT

This Consent Agreement, dated as of March 12, 2014 (this “Consent”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012, Amendment No. 6, dated as of February 6, 2013, Amendment No. 7, dated as of February 6, 2013, Amendment No. 8, dated as of August 26, 2013 and Amendment No. 9, dated as of December 31, 2013, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and the other agents and arrangers parties thereto, is entered into by and among Holdings, the Borrower, the Agents and the Revolving Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Financial Covenant in Section 7.1(a) of the Credit Agreement requires the Borrower, except with the written consent of the Majority Revolving Facility Lenders, to maintain a maximum Total Senior Secured Leverage Ratio for each period of four consecutive fiscal quarters ended as of the last day of such fiscal quarter for so long as any Revolving Commitment, or any Obligation owed to a Revolving Lender, remains outstanding;

WHEREAS, the Borrower has requested that the Majority Revolving Facility Lenders consent to, and permanently waive, any non-compliance with the Financial Covenant at any time that no Revolving Loans outstanding; and

WHEREAS, each Revolving Lender party hereto (which Lenders collectively constitute the Majority Revolving Facility Lenders) has agreed subject to the terms and conditions set forth herein to provide certain consents with respect to the Credit Agreement as set forth in Section 1 below,

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. CONSENT

Effective as of the Effective Date upon satisfaction of the conditions precedent set forth in Section 4, the Majority Revolving Facility Lenders hereby prospectively consent to, permanently waive, and agree that no Event of Default shall result directly from, any non-compliance with the Financial Covenant with respect to any period of four consecutive fiscal quarters ending as of the last day of any fiscal quarter for which no Revolving Loans are outstanding on such date.

SECTION 2. CONDITIONS PRECEDENT

The effectiveness of this Consent on the date hereof (the “Effective Date”) shall be subject to the following conditions precedent having been satisfied or duly waived:

(a) Certain Documents. The Administrative Agent shall have received this Consent duly executed by each of the Borrower, Holdings, the Administrative Agent and Revolving Lenders constituting the Majority Revolving Facility Lenders;

(b) Expenses. The Borrower has paid in full on the Effective Date, all reimbursable expenses that have been invoiced as of the Effective Date that are due and payable to any Person under any Loan Document; and

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Revolving Lender, with respect to all Loan Parties, as follows:

3.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Consent, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

3.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Consent, this Consent has been duly executed and delivered by each of Holdings and the Borrower, and this Consent is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

3.3 Absence of Default. Neither Holdings, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS

4.1 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified by this Consent.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

4.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Consent (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

4.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Consent.

4.4 Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Consent.

4.5 Governing Law. This Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.6 Loan Document and Integration. This Consent is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.7 Headings. Section headings contained in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purposes.

4.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers and members thereunto duly authorized as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

CITICORP NORTH AMERICA, INC., as Administrative Agent, Collateral Agent and Swingline Lender

By:	/s/ Matthew S. Burke
Name:	Matthew S. Burke
Title:	Vice President

CITIBANK, N.A., as Issuing Lender

By:	/s/ Matthew S. Burke
Name:	Matthew S. Burke
Title:	Vice President

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

CITICORP NORTH AMERICA, INC., as Revolving Lender

By:	/s/ Matthew S. Burke
Name:	Matthew S. Burke
Title:	Vice President

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

BARCLAYS BANK PLC, as Revolving Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Authorized Signatory

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Revolving Lender

By:	/s/ John D Toronto
Name:	John D Toronto
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

JPMORGAN CHASE BANK, N.A., as Revolving Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

Sumitomo Mitsui Banking Corporation, as Revolving Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Revolving Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

Goldman Sachs Bank USA, as Revolving Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

MORGAN STAN LEY BANK, N.A., as Revolving Lender

By:	/s/ Jason Lipschitz
Name:	Jason Lipschitz
Title:	Authorized Signatory

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

Bank of America, N.A. as Revolving Lender

By:	/s/ Chris Joseph
Name:	Chris Joseph
Title:	V.P.

[MAJORITY REVOLVING FACILITY LENDER CONSENT]

Fifth Third Bank, as Revolving Lender

By:	/s/ Mike Gifford
Name:	Mike Gifford
Title:	V.P.

[MAJORITY REVOLVING FACILITY LENDER CONSENT]